UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

OCCULOGIX, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000 51030 (Commission File Number)	59-343-4771 (IRS Employer Identification No.)

2600 Skymark Avenue, Unit 9, Suite 201
Mississauga, Ontario L4W 5B2
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K, filed by OccuLogix, Inc. (the “Company”) on September 5, 2006 (the “Original Form 8-K”), to include (i) audited annual financial statements of Solx, Inc. (“Solx”) for the financial year ended December 31, 2005, (ii) unaudited interim financial statements of Solx for the six months ended June 30, 2006, with comparative financial information for the same period in the preceding year, and (iii) unaudited pro forma financial statements of the Company and Solx for the nine months ended September 30, 2006, all of which financial statements, pursuant to Item 9 of Form 8-K, were permitted to be excluded from the Original Form 8-K and to be filed by amendment to the Original Form 8-K no later than 71 days after the date on which the Original Form 8-K was required to be filed.

ITEM 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

Audited annual financial statements of Solx for the financial year ended December 31, 2005

i. Report of the Independent Auditors, Ernst & Young LLP.
ii. Balance Sheet as of December 31, 2005.
iii.	Statements of Operations for the financial year ended December 31, 2005.
iv.	Statements of Changes in Stockholders’ Deficiency for the year ended December 31, 2005.
v.	Statements of Cash Flows for the financial year ended December 31, 2005.
vi. Notes to Financial Statements.

Unaudited interim financial statements of Solx for the six months ended June 30, 2006

i. Balance Sheet as of June 30, 2006.
ii.	Statements of Operations for the six months ended June 30, 2006 and June 30, 20
iii.	Statements of Changes in Stockholders’ Deficiency for the six months ended June 30, 2006.
iv.	Statements of Cash Flows for the six months ended June 30, 2006 and June 30, 2005.
v.	Notes to Financial Statements.

(b) Pro forma financial information

i.	Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2006 and the financial year ended December 31, 2005.
ii.	Notes to Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits

23.1 Consent of Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.
Date: November 16, 2006	By:	/s/William G. Dumencu
William G. Dumencu Chief Financial Officer

Exhibit Index

 Exhibit No.
Desciption
     23.1        Consent of Ernest & Young LLP

     99.2        Financial statements of business acquired

     99.3        Pro forma financial information